UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 22, 2012

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

341 North Main Street, Troy, North Carolina	27371
(Address of Principal Executive Offices)	(Zip Code)

(910) 576-6171

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

First Bancorp
INDEX

Page

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

Exhibit 99 (a) News Release dated May 22, 2012	5

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2012, First Bancorp announced that, effective June 11, 2012, Richard H. Moore has been named President and Chief Executive Officer of First Bancorp, replacing Jerry L. Ocheltree in that office. Mr. Ocheltree will remain President of First Bank, the principal subsidiary of First Bancorp.

Mr. Moore, age 51, currently serves as a managing director of San Diego-based Relational Investors LLC, a Registered Investment Advisor that advises large pension funds. He has served in this role since April 2009. In connection with joining First Bancorp, Mr. Moore will resign from Relational Investors. Prior to joining Relational Investors, Mr. Moore served two terms as State Treasurer of North Carolina. Mr. Moore also previously served as Chair of the North Carolina State Banking Commission for eight years. Mr. Moore served two terms on the Board of Executives of the New York Stock Exchange and continues to serve on the New York Stock Exchange Regulation Board. Mr. Moore was previously an Assistant U.S. Attorney and also practiced corporate, real estate and tax law for many years. Mr. Moore is currently a trustee of Wake Forest University and serves on its Investment Committee. He is also a director of the Durham-based North Carolina Mutual Life Insurance Company. Mr. Moore has been a director of the First Bancorp and First Bank since 2010.

In his role as President and Chief Executive Officer, Mr. Moore will be paid a salary of $40,000 per month, plus reimbursement of expenses. Other compensation arrangements or benefits for Mr. Moore, if any, will be determined at a later date.

A news release issued May 22, 2012 to announce these events is attached hereto as Exhibit 99(a).

Item 9.01 – Financial Statements and Exhibits.

Exhibit 99(a) – News Release dated May 22, 2012

Disclosures About Forward Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

May 25, 2012	By:	/s/ Jerry L. Ocheltree
Jerry L. Ocheltree
President and Chief Executive Officer

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